SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2004

American Physicians Capital, Inc.

(Exact name of registrant as specified in its charter)

Michigan
(State or other jurisdiction of incorporation)

000-32057	38-3543910

(Commission File Number)	(IRS Employer Identification No.)

1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (517) 351-1150

Not Applicable
(Former name or former address, if changed since last report)

1

Item 5 Other Events and Required FD Disclosure.
Item 7 Financial Statements and Exhibits.
Press Release, dated May 18, 2004

Item 5. Other Events and Required FD Disclosure.

     On May 18, 2004, American Physicians Capital, Inc. issued a press release announcing a commutation of its reinsurance agreements with Gerling Global Reinsurance Corporation of America. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release, dated May 18, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2004	AMERICAN PHYSICIANS CAPITAL, INC.

/s/ R. Kevin Clinton
R. Kevin Clinton, President, Chief
Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release of American Physicians Capital, Inc., dated May 18, 2004

2